Exhibit 99.5

UNIFIED GROCERS, INC.

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is made as of                     , 2015 by and between UNIFIED GROCERS, INC., a California corporation (the “Company”), and                     (“Indemnitee”).

RECITALS

A. The Company believes that it is essential to its best interest to attract and retain highly capable persons to serve as directors, officers and other agents of the Company.

B. The Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors, officers and other agents of corporations.

C. In recognition of the need for substantial protection against personal liability to attract and retain the services of qualified individuals, such as Indemnitee, to serve as directors, officers and other agents of the Company and to induce Indemnitee to provide or continue to provide services to the Company as a director, officer or other agent, the Company wishes to provide in this Agreement for the indemnification of and the advancement of expenses to Indemnitee to the fullest extent permitted by law and as set forth in this Agreement.

AGREEMENT

IN CONSIDERATION of the foregoing and of Indemnitee’s providing or continuing to provide services to the Company directly or at its request with another enterprise, the parties agree as follows:

1. Indemnification.

(a) Third Party Proceedings. To the fullest extent permitted by law, the Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding instituted by or in the right of the Company, which shall be governed by 1(b) below) (i) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, or (ii) by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (but only if such settlement is approved in advance by the Company) actually and reasonably incurred by Indemnitee in connection with such action or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful. The termination of any action or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that (i) Indemnitee did not act in good faith, (ii) Indemnitee did not act in a manner which Indemnitee reasonably believed to be in the best interests of the Company, or (iii) with respect to any criminal action or proceeding, Indemnitee had no reasonable cause to believe that Indemnitee’s conduct was unlawful.

(b) Proceedings By or in the Right of the Company. To the fullest extent permitted by law, the Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor (i) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, or (ii) by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) and, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its shareholders, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the

Company in the performance of Indemnitee’s duty to the Company and its shareholders unless and only to the extent that the court in which such action or proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

(c) Witness Expenses. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his or her corporate status, a witness in any Proceeding to which Indemnitee is not a party, he or she shall be indemnified against all Expenses incurred by Indemnitee or on his or her behalf in connection therewith.

2. Indemnification Procedure and Determination.

(a) Advancement of Expenses. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding referenced in Section 1(a) or (b) hereof (but not amounts actually paid in settlement of any such action or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request (together with the copies of invoices presented to Indemnitee for such expenses) therefor by Indemnitee to the Company. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee’s ability to repay such amounts and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall include any and all Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed.

(b) Notice and Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement as set forth in Section 14 hereof. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power. The Chief Executive Officer of the Company shall, promptly upon receipt of any such request for indemnification, advise the Board of Directors of the Company in writing that Indemnitee has requested indemnification. The omission by Indemnitee to so notify the Company will not relieve the Company from any liability that it may have to Indemnitee hereunder or otherwise, except to the extent such omission shall substantially prejudice the rights of the Company.

(c) Determination of Right to Indemnity. Upon receipt of a written request by Indemnitee for indemnification pursuant to Section 2(b), the Company shall determine by any of the methods set forth in Section 317 of the California General Corporation Law whether Indemnitee has met the applicable standards of conduct which make it permissible under applicable law to indemnify Indemnitee. Any indemnification provided for in Section 2 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company’s Articles of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 13 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys’ fees) reasonably incurred in bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists.

It is the parties’ intention that if the Company contests Indemnitee’s right to indemnification, the question of Indemnitee’s right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

In making any determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have, to the fullest extent not prohibited by law, the burden of proof to overcome the presumption in connection with the making of any determination contrary to that presumption.

(d) Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 2(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(e) Relationship to Other Sources. Indemnitee shall not be required to exercise any rights against any other parties (for example, under any insurance policy purchased by the Company, Indemnitee or any other person or entity) before Indemnitee enforces this Agreement. However, to the extent the Company actually indemnifies Indemnitee or advances Expenses, the Company shall be entitled to enforce any such rights that Indemnitee may have against third parties. Indemnitee shall assist the Company in enforcing those rights if the Company pays Indemnitee’s reasonable costs and expenses of doing so.

(f) Selection of Counsel. In the event the Company shall be obligated under any provision of this Agreement to indemnify Indemnitee or to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his or her counsel in any such proceeding at Indemnitee’s expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, or (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the reasonable fees and expenses of Indemnitee counsel shall be at the expense of the Company.

(g) Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits, in defense of any action or proceeding referred to in Section 1 of this Agreement or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses actually and reasonably incurred by Indemnitee in connection therewith.

3. Additional Indemnification Rights; Nonexclusivity.

(a) Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee for acts, omissions or transactions while acting in the capacity of, or in the course of serving as, a director, officer or other agent of the Company or any subsidiary of the Company, or as a director, officer or other agent of another corporation, partnership, joint venture, trust or other enterprise if Indemnitee is or was serving at the request of the Company, to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Articles of Incorporation, the Company’s Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a California corporation to indemnify a member of its board of directors, an officer or other agent, such changes shall be, ipso facto, within the purview of Indemnitee’s rights and Company’s obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its Board of Directors, an officer or other agent, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

(b) Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company’s Articles of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested directors, the General Corporation Law of the State of California, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action or other covered proceeding.

4. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification or advancement by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify or pay advancements to Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

5. Mutual Acknowledgement. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.

6. Directors’ and Officers’ Liability Insurance. The Company shall purchase and maintain insurance on behalf of any person who is a director, officer, employee or other agent against any liability asserted against such person and incurred by him in such capacity or arising out of his or her status as such, whether or not the Company would be required to indemnify such person against such liability under the provisions of this Agreement.

7. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) Excluded Acts. To indemnify Indemnitee for any acts or omissions or transactions from which a director may not be relieved of liability under the California General Corporation Law.

(b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 317 of the California General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

(c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

(d) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of directors’ and officers’ liability insurance maintained by the Company; or

(e) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

9. Effectiveness of Agreement. To the extent that the indemnification permitted under the terms of certain provisions of this Agreement exceeds the scope of the indemnification provided for in the California General Corporation Law, such provisions shall not be effective unless and until the Company’s Articles of Incorporation authorize such additional rights of indemnification. In all other respects, the balance of this Agreement shall be effective as of the date set forth on the first page and may apply the acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee or other agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

10. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of that payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of any documents necessary to enable the Company effectively to bring suit to enforce such rights.

11. Construction of Certain Phrases.

(a) For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(b) For the purposes of this Agreement, “agent” means any person who is or was a director, officer, employee or other agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise. “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal and administrative or investigative.

(c) For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries.

(d) Where used in this Agreement, the masculine gender includes the feminine gender.

12. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee’s estate, heirs, legal representatives and assigns.

13. Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee material defenses to such action were made in bad faith or were frivolous.

14. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

16. Choice of Law. This Agreement shall be governed by and its provisions construed in accordance within the laws of the State of California as applied to contracts between California residents entered into and to be performed entirely within California.

17. Entire Agreement, Amendment. This Agreement contains the entire integrated Agreement between the parties hereto concerning the subject matter hereof and supersedes all prior negotiations, representations or agreements, whether written or oral, except for the Company’s Articles of Incorporation and Bylaws. It may be amended only by a written instrument signed by a duly authorized officer of Company and by Indemnitee.

18. Section Headings. The Section and Subsection headings in this Agreement are solely for convenience and shall not be considered in its interpretation.

19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

UNIFIED GROCERS, INC.

By:
Robert M. Ling
President and Chief Executive Officer

Address:

5200 Sheila Street
Commerce, CA 90040

AGREED TO AND ACCEPTED:

INDEMNITEE:

[TYPE NAME]

Address: